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                        BERGER IPT - NEW GENERATION FUND
                       BERGER IPT - LARGE CAP GROWTH FUND

                        SUPPLEMENT DATED FEBRUARY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2001

Effective December 28, 2001, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III and Berger Financial Group LLC Vice President and Portfolio Manager Paul A. LaRocco were appointed interim portfolio managers of Berger IPT - New Generation Fund. Also effective December 28, 2001, Berger Financial Group LLC Vice President and Portfolio Manager Steven
L. Fossel was appointed the sole portfolio manager of Berger IPT - Large Cap Growth Fund. Currently, Messrs. Fossel and Tracey team manage the Fund. In addition, the Board of Trustees of Berger IPT - New Generation Fund has approved a plan to terminate Berger IPT - New Generation Fund effective May 1, 2002, or shortly thereafter.

The sections "Berger IPT - New Generation Fund" and "Organization of the Funds" of the Prospectus are amended accordingly.